UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): January 26, 2005


                             Kinetic Concepts, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           TEXAS                      0001-09913                 74-1891727
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)


          8023 Vantage Drive
          San Antonio, Texas                                        78230
----------------------------------------                     ------------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (210) 524-9000


                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement.

On January 26, 2005, Kinetic Concepts Inc. ("KCI"), Dr. James R. Leininger, Fremont Partners, L.P., Blum Capital Partners L.P. and their respective related entities (collectively, the "Shareholders") executed an Amended And Restated Agreement Among Shareholders (the "Agreement"). The Agreement supercedes the prior Agreement Among Shareholders, dated November 5, 1997, as amended (the "Prior Agreement").

The Agreement eliminates, among other things, the preemptive, drag-along and tag-along rights as well as the lockup, transfer and distribution restrictions contained in the Prior Agreement. In addition, the registration rights have been substantially simplified. As revised, KCI is required upon demand to file a shelf registration statement permitting the continuous resale from time to time of the shares owned by the Shareholders and to facilitate one underwritten take-down therefrom in each of calendar 2005 and 2006, subject to specified extensions and exceptions.

Fremont Partners, L.P. and its related parties are affiliated with Robert Jaunich and James Farrell, directors of KCI. Blum Capital Partners, L.P. and its related parties are affiliated with Colin Lind, also a director of KCI. Finally, Dr. Leininger is a director of KCI.

A copy of the Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits

10.1  Amended And Restated Agreement Among Shareholders, dated January 26, 2005.

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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            KINETIC CONCEPTS, INC.
                                            (REGISTRANT)


Date: January 26, 2005                      By: /s/ Dennis Noll
                                                --------------------------------
                                                Name:  Dennis Noll
                                                Title: Senior Vice President and
                                                       General Counsel

                                 EXHIBIT INDEX


EXHIBIT NO.                         DESCRIPTION
-----------                         -----------

  10.1         Amended And Restated Agreement Among Shareholders, dated
               January 26, 2005.

                                       4